                                                                    EXHIBIT 10.4



AMENDMENT NO. 7 TO CREDIT AGREEMENT


              THIS AMENDMENT NO. 7 TO CREDIT AGREEMENT (the "Amendment") dated as of February 13, 2001, by and among Champion Enterprises, Inc., a Michigan corporation, (the "Borrower"), each of the Guarantors (as defined in the Credit Agreement which is hereinafter defined), the Banks (as defined in the Credit Agreement), PNC Bank, National Association, in the capacity as Agent, Bank One, Michigan, successor to NBD Bank, in the capacity as Syndication Agent, Comerica Bank, in the capacity as Documentation Agent, and National City Bank, Harris Trust and Savings Bank, Keybank, National Association, Bank of America, N.A. and Wachovia Bank, N.A., as Co-Agents.

                              W I T N E S S E T H:

              WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of May 5, 1998, as amended, (the "Credit Agreement"), pursuant to which the Banks provide a $90,000,000 revolving credit facility to the Borrower; and

              WHEREAS, the Borrower, the Banks and the Agent desire to amend the Credit Agreement as hereinafter provided.

              NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

     1. Definitions.

     Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as hereby amended.

     2. Amendment of Credit Agreement.

         A. Section 1.1 [Definitions] of the Credit Agreement is hereby amended by deleting the definitions of "Base Rate", "Borrowing Base", "Business Day", "Consolidated Cash Flow from Operations", "Consolidated Net Worth", "Federal Funds Effective Rate" and "Principal Office in their entirety and inserting in lieu thereof the following:

              "Base Rate shall mean the greater of (i) the interest rate per annum equal to the prime rate of interest announced from time to time by Bank One, Michigan or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes), or (ii) the Federal Funds Effective Rate plus 1/2% per annum."

              "Borrowing Base shall mean at any time the sum of (i) 85% of Qualified Accounts ("Accounts Portion"), plus (ii) 65% of Qualified Inventory ("Inventory Portion"). Effective on January 1, 2002 and thereafter, the percent of Qualified Inventory included in the Borrowing Base shall be reduced to 50%. Effective on January 1, 2003 and thereafter, the percent of Qualified

Accounts included in the Borrowing Base shall be reduced to 80%. From time to time in the exercise of the Agent's reasonable discretion based upon changes which the Agent deems to be appropriate as a result of the collateral audits which may be performed from time to time pursuant to Section 7.1.6 of this Agreement, the Agent may (i) decrease the foregoing advance rates and (ii) establish reserves with respect to the Borrowing Base. The Borrower consents to any such decreases and reserves and acknowledges that decreasing the advance rates or establishing reserves may limit or restrict Revolving Credit Loans and the issuance of Letters of Credit requested by the Borrower. The Agent shall give the Borrower five (5) days prior written notice of its intention to decrease any advance rate or establish any reserve as provided for above."

              "Business Day shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in Detroit, Michigan."

              "Consolidated Cash Flow From Operations for any period of determination shall mean (i) the sum of net income, depreciation, amortization, interest expense, income tax expense, and, without duplication, Approved Non-Cash Charges and Plant Closing Charges, minus (ii) noncash credits to net income and gains on the disposition of assets to the extent included in net income but not included in operating income, in each case of the Borrower and its Subsidiaries for such period determined and consolidated in accordance with GAAP."

              "Consolidated Net Worth shall mean as of any date of determination total stockholders' equity of the Borrower and its Subsidiaries as of such date determined and consolidated in accordance with GAAP."

              "Federal Funds Effective Rate shall mean, for any day, an interest rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published for such day (of if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Chicago time) on such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by the Agent in its sole discretion."

              Principal Office shall mean the main banking office of the Agent in Detroit, Michigan."

         B. Section 1.1 [Definitions] of the Credit Agreement is hereby amended by the insertion of the following new definition in alphabetical order:

              "Plant Closing Charges shall mean charges to net income of the Borrower and its Subsidiaries, determined and consolidated in accordance with GAAP, attributable to the closing of facilities of the Borrower and its Subsidiaries from and after February 13, 2001, provided however, it is expressly agreed that such charges shall not exceed $10,000,000 in the aggregate."

         C. Section 7.1.15 of the Credit Agreement is hereby amended and restated as follows:

              "7.1.15 Landlord's Waiver.

              On or before March 31, 2001, the Loan Parties shall have delivered an executed Landlord's Waiver in substantially the form of Exhibit 7.1.15, or in such other form satisfactory to the Agent, from the lessor for each leased Collateral location where the Guarantors conduct manufacturing operations, as listed on Schedule A to the Security Agreement."

         D. Section 7.1.16 of the Credit Agreement is hereby amended and restated as follows:

              "7.1.16 Financing Statement Deliveries.

              On or before January 19, 2001, the Loan Parties shall have caused all financing statements of secured parties which no longer offer credit to the Loan Parties to be terminated and shall have caused all financing statements which incorporate accounts, general intangibles and related property as collateral (which are not proceeds of inventory) or incorporate manufacturing inventory to have been modified in a form satisfactory to Agent. On or before February 28, 2001, the Loan Parties shall have provided legal descriptions for all real property locations where the Loan Parties have manufacturing facilities."

         E. Section 7.2.14 of the Credit Agreement is hereby amended and restated as follows:

              "7.2.14 Minimum Consolidated Cash Flow from Operations.

              The Loan Parties shall not permit the Consolidated Cash Flow from Operations, as calculated at the end of each fiscal month of the Borrower for the three (3) fiscal months then ended, to be less than the amounts set forth below for the periods set forth below:

                           October, 2000            $ 7,100,000
                           November, 2000           $   500,000
                           December, 2000          ($ 8,500,000)
                           January, 2001           ($15,600,000)
                           February, 2001          ($22,000,000)
                           March, 2001             ($24,000,000)
                           April, 2001             ($14,000,000)
                           May, 2001               ($ 5,000,000)
                           June, 2001               $ 5,000,000
                           July, 2001               $10,500,000
                           August, 2001             $14,500,000
                           September, 2001          $18,500,000
                           October, 2001            $14,500,000
                           November, 2001           $11,500,000
                           December, 2001           $ 8,800,000
                           January, 2002            $12,000,000
                           February, 2002           $14,000,000
                           March, 2002              $15,500,000
                           April, 2002              $16,750,000
                           May, 2002                $17,500,000
                           June, 2002               $18,500,000
                           July, 2002               $19,750,000
                           August, 2002             $21,500,000
                           September, 2002          $24,000,000
                           October, 2002            $24,000,000
                           November, 2002           $23,000,000
                           December, 2002           $19,000,000
                           January, 2003
                           and thereafter           $15,000,000."

         F. Section 7.2.15 of the Credit Agreement is hereby amended and restated as follows:

              "7.2.15 Minimum Net Worth.

              The Borrower shall not permit Consolidated Net Worth to be less than the following amounts for the periods set forth below, as calculated at the end of each fiscal month of the Borrower commencing with the month ended December, 2000.

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
December 31, 2000 through August 31,                         $240,000,000
2002

----------------------------------------------------------------------------------------------------------------------
September 1, 2002 and thereafter                             $255,000,000"
----------------------------------------------------------------------------------------------------------------------

         G. Section 9.1 of the Credit Agreement is hereby amended and restated as follows:

              "9.1 Appointment.

         Each Bank hereby irrevocably designates, appoints and authorizes Bank One, Michigan to act as Agent for such Bank under this Agreement and to execute and deliver or accept on behalf of each of the Banks the other Loan Documents. Each Bank hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and any other instruments and agreements referred to herein, and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. Bank One, Michigan agrees to act as the Agent on behalf of the Banks to the extent provided in this Agreement. In its capacity as the Banks' contractual representative, the Agent (i) is a "representative" of the Banks within the meaning of Section 9-105 of the Uniform Commercial Code, and (ii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. The Agent shall have no implied duties to the Banks, or any obligations to the Banks to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Agent, together with such powers as are reasonably incidental thereto."

         H. Section 9.2 of the Credit Agreement is hereby amended and restated as follows:

              "9.2 Delegation of Duties.

         The Agent may perform any of its duties hereunder by or through agents or employees (provided such delegation does not constitute a relinquishment of its duties as Agent) and, subject to Sections 9.5 [Reimbursement of Agent by Borrower, Etc.] and 9.6 [Exculpatory Provisions; Limitation of Liability], shall be entitled to engage and pay for the advice or services of any attorneys, accountants or other experts concerning all matters pertaining to its duties hereunder and to rely upon any advice so obtained. Any such agent (which may be an Affiliate of the Agent) or employee which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Agent is entitled under Articles 9 and 10."

         I. Section 9..15 of the Credit Agreement is hereby amended and restated as follows:

              "9.15 Agent's Fee.

         The Borrower shall pay to Bank One, Michigan the fees (the "Agent's Fee") provided for under the terms of the letter dated February 13, 2001, as amended from time to time (the "Agent's Letter"). The Borrower shall pay for Letters of Credit with PNC Bank, National Association, as the Issuing Bank, the Letter of Credit fees under the terms of letters both dated March 27, 1998."

         J. The following new Sections 9.19 and 9.20 are inserted in the Credit Agreement immediately following Section 9.18:

              "9.19 Execution of Collateral Documents.

         The Banks hereby empower and authorize the Agent to execute and deliver to the Borrower on their behalf the Security Agreement, the Pledge Agreement, the Collateral Assignment, the Patent, Trademark and Copyright Assignment and all related financing statements and any financing statements, agreements, documents or instruments as shall be necessary or appropriate to effect the purposes of such documents. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith or the value, sufficiency, creation, perfection or priority of any Lien in any collateral security."

              "9.20 Collateral Releases.

         The Banks hereby empower and authorize the Agent to execute and deliver to the Borrower on their behalf any agreements, documents or instruments as shall be necessary or appropriate to effect any releases of Collateral which shall be permitted by the terms hereof or of any other Loan Document or which shall otherwise have been approved by the Required Banks (or, if required by their terms of Section 10.1, all the Banks) in writing."

     1. Replacement of Administrative Agent.

     The Borrower hereby acknowledges receipt from PNC Bank of its written notice of resignation as the administrative agent for the Banks (the "Agent"). The Borrower hereby waives the requirement that PNC Bank provide to the Borrower 30 days prior written notice in accordance with Section 9.14 of the Credit Agreement and consents to the appointment by the Banks of Bank One, Michigan as the successor Agent. Upon the effective date of this Amendment, the Banks hereby appoint Bank One, Michigan as the successor administrative agent for the Banks, and from and after the effective date hereof: (i) the definition of Agent shall refer to Bank One, Michigan, its successors and assigns, and (ii) Bank One, Michigan shall, without further action being required, be deemed to be substituted on all the other Loan Documents in place of PNC Bank. After the effective date of this Amendment, (i) PNC Bank shall deliver to Bank One, Michigan the Pledged Collateral and any other Collateral in the possession of PNC Bank, and (ii) PNC Bank, the Borrower and the Guarantors shall assign all Uniform Commercial Code financing statements from PNC Bank to Bank One, Michigan and take all other actions reasonably necessary to effect the transfer of such Collateral to the successor Agent, the cost and expense of which shall reimbursed by the Borrower and shall be an additional Obligation under the Credit Agreement. From and after the effective date of this Amendment, the notice address for the Agent set forth on Schedule 1.1(B) to the Credit Agreement shall be as follows:

                  Bank One, Michigan
                  611 Woodward Avenue, 2nd Floor
                  Detroit, MI 48226
                  Attention: Thomas A. Gamm
                  Telephone: (313) 225-2531
                  Telecopy: (313) 225-2290

     2. Amendment Fee.

     The Borrower shall pay to the Agent, for the benefit of the approving Banks, an amendment fee in an amount equal to one fourth of one percent (1/4%) the aggregate Revolving Credit Commitments of the Banks which have executed and delivered this Amendment on or before 7:00 p.m., on February 13, 2001 (Eastern time), such fee to be allocated to such approving Banks in accordance with their respective Ratable Share.

     3. Conditions of Effectiveness of Amendment. The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:

         A. The representations and warranties of the Borrower contained in
Article V of the Credit Agreement shall be true and accurate on the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and the Borrower and the Guarantors shall have performed and complied with all covenants and conditions under the Loan Documents and hereof; no Event of Default or Potential Default under the Credit Agreement and the other Loan Documents shall have occurred and be continuing or shall exist other than those specific Events of Default and Potential Defaults which have been expressly waived by the Banks; and an Authorized Officer shall have delivered to the Agent for the benefit of each Bank a duly executed certificate dated the date hereof certifying as to the items in this Section 5.A.

         B. There shall be delivered to the Agent for the benefit of each Bank a certificate, dated as of the date hereof and signed by the Secretary or an Assistant Secretary of the Borrower and each Guarantor, certifying as appropriate as to:

                        (a) all action taken by such party in connection with this Amendment and the other Loan Documents;

                        (b) the names of the officer or officers authorized to sign this Amendment and the other documents executed and delivered in connection herewith and described in this Section 5 and the true signatures of such officer or officers and, in the case of the Borrower, specifying the Authorized Officers permitted to act on behalf of the Borrower for purposes of the Loan Documents and the true signatures of such officers, on which the Agent and each Bank may conclusively rely; and

                        (c) copies of its organizational documents, including its certificate of incorporation and bylaws if it is a corporation, its certificate of partnership and partnership agreement if it is a partnership, and its certificate of organization and limited liability company operating agreement if it is a limited liability company, in each case as in effect on the date hereof, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of the Borrower and each Guarantor in each state where organized; provided that the Borrower and each of the Guarantors may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Borrower and the Guarantors to the Agent on May 5, 1998, remain in effect and have not been amended.

         C. The Borrower shall pay or cause to be paid the amendment fee described in Section 4 above and all other costs and expenses accrued through the date hereof and the costs and expenses of the Agent and the Banks including, without limitation, reasonable fees of the Agent's counsel.

         D. All consents required to effectuate the transactions contemplated hereby shall have been obtained and copies thereof shall have been delivered to the Agent for the benefit of the Banks.

         E. On the date hereof there shall have been no Material Adverse Change, and since January 1, 2000, no Material Adverse Change shall have occurred with respect to the operations or financial condition of the Borrower or any of its Significant Subsidiaries.

         F. On the date hereof no action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, the Credit Agreement, or any Loan Documents or the consummation of the transactions contemplated hereby or which, in the Agent's reasonable discretion, could result in a Material Adverse Change.

         G. Each of the Guarantors, by its execution below of this Amendment, hereby confirms its continuing obligations under the Guaranty Agreement, and each of the Guarantors hereby confirms its continuing obligations under the Guaranty by execution and delivery of this Amendment. Each of the Guarantors represents and warrants that it is a party the Guaranty Agreement, either by execution of the Guaranty Agreement or by joinder to the Guaranty Agreement in accordance with the provisions of Section 10.18 of the Credit Agreement.

         H. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfaction to the Agent, the Agent shall have received from the Borrower and the Required Banks an executed original of this Amendment and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent.

     4. Force and Effect. Except as otherwise expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.

     5. Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

     6. Effective Date; Certification of the Borrower. This Amendment shall be dated as of and shall be binding, effective and enforceable upon the date of (i) satisfaction of all conditions set forth in Section 5 hereof and (ii) receipt by the Agent of duly executed original counterparts of this Amendment from the Borrower, the Guarantors and the Required Banks, and from and after such date this Amendment shall be binding upon the Borrower, the Guarantors, each Bank and the Agent, and their respective successors and assigns permitted by the Credit Agreement.


                              [INTENTIONALLY BLANK]

                   [SIGNATURE PAGE 1 OF 15 TO AMENDMENT NO. 7]



     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.



                                   [BORROWER]


                                           CHAMPION ENTERPRISES, INC.


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------[Seal]




                                  [GUARANTORS]


                                           EACH GUARANTOR LISTED ON SCHEDULE 1
                                           HERETO


                                           By:
                                              ----------------------------------

                                                --------------------------------
                                           Title:
                                                 -------------------------[Seal]
                                                 of each Guarantor listed on
                                                 Schedule 1

                   [SIGNATURE PAGE 2 OF 15 TO AMENDMENT NO. 7]

                               [BANKS AND AGENTS]


                                           BANK ONE, MICHIGAN, individually and
                                           as successor Administrative Agent
                                           and Syndication Agent



                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                   [SIGNATURE PAGE 3 OF 15 TO AMENDMENT NO. 7]





                                           COMERICA BANK, individually and as
                                           Documentation Agent



                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                   [SIGNATURE PAGE 4 OF 15 TO AMENDMENT NO. 7]





                                           PNC BANK, NATIONAL ASSOCIATION,
                                           individually and as resigning
                                           Administrative Agent



                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                   [SIGNATURE PAGE 5 OF 15 TO AMENDMENT NO. 7]





                                           NATIONAL CITY BANK, individually and
                                           as Co-Agent




                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                   [SIGNATURE PAGE 6 OF 15 TO AMENDMENT NO. 7]





                                           HARRIS TRUST AND SAVINGS BANK,
                                           individually and as Co-Agent



                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                   [SIGNATURE PAGE 7 OF 15 TO AMENDMENT NO. 7]





                                           KEYBANK NATIONAL ASSOCIATION,
                                           individually and as Co-Agent




                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                   [SIGNATURE PAGE 8 OF 15 TO AMENDMENT NO. 7]





                                           BANK OF AMERICA, N.A., individually
                                           and as Co-Agent




                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                   [SIGNATURE PAGE 9 OF 15 TO AMENDMENT NO. 7]





                                           WACHOVIA BANK, N.A., individually
                                           and as Co-Agent



                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                  [SIGNATURE PAGE 10 OF 15 TO AMENDMENT NO. 7]



                                           STANDARD FEDERAL BANK




                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                  [SIGNATURE PAGE 11 OF 15 TO AMENDMENT NO. 7]





                                           THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                           CHICAGO BRANCH




                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                  [SIGNATURE PAGE 12 OF 15 TO AMENDMENT NO. 7]





                                           MICHIGAN NATIONAL BANK



                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                  [SIGNATURE PAGE 13 OF 15 TO AMENDMENT NO. 7]





                                           THE BANK OF NOVA SCOTIA



                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                  [SIGNATURE PAGE 14 OF 15 TO AMENDMENT NO. 7]





                                           HIBERNIA NATIONAL BANK



                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                  [SIGNATURE PAGE 15 OF 15 TO AMENDMENT NO. 7]





                                           CREDIT SUISSE FIRST BOSTON



                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------



                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   SCHEDULE 1


[GUARANTORS]

A-1 HOMES GROUP, INC., a Michigan corporation

ACCENT MOBILE HOMES, INC., a North Carolina corporation

ALPINE HOMES, INC., a Colorado corporation

AMERICAN TRANSPORT, INC., a Nevada corporation

ART RICHTER INSURANCE, INC., a Kentucky corporation

AUBURN CHAMP, INC., a Michigan corporation

BRYAN MOBILE HOMES, INC., a Texas corporation

BUILDERS CREDIT CORPORATION, a Michigan corporation

CAC FUNDING CORPORATION, a Michigan corporation

CAL-NEL, INC., a Texas corporation

CARE FREE HOMES, INC., a Michigan corporation

CHI, INC., A Kansas corporation

CENTRAL MISSISSIPPI MANUFACTURED HOUSING, INC., a Mississippi corporation

CHAMPION FINANCIAL CORPORATION, a Michigan corporation

CHAMPION GP, INC., a Michigan corporation

CHAMPION HOME BUILDERS CO., a Michigan corporation

CHAMPION HOME COMMUNITIES, INC., a Michigan corporation

CHAMPION MOTOR COACH, INC., a Michigan corporation

CHAMPION RETAIL, INC., a Michigan corporation

CHANDELEUR HOMES, INC., a Michigan corporation

CLIFF AVE. INVESTMENTS, INC., a South Dakota corporation

COLONIAL HOUSING, INC., a Texas corporation

COUNTRY ESTATE HOMES, INC., an Oklahoma corporation

COUNTRYSIDE HOMES, INC., a North Dakota corporation

CREST RIDGE HOMES, INC., a Michigan corporation

CRESTPOINTE FINANCIAL SERVICES, INC., a Delaware corporation

DUTCH HOUSING, INC., a Michigan corporation

FACTORY HOMES OUTLET, INC., an Idaho corporation

FLEMING COUNTY INDUSTRIES, INC., a Kentucky corporation

GATEWAY ACCEPTANCE CORP., a South Dakota corporation

GATEWAY MOBILE & MODULAR HOMES, INC., a Nebraska corporation

GATEWAY PROPERTIES CORP., a South Dakota corporation

GEM HOMES, INC., a Delaware corporation

GENESIS HOME CENTERS, LIMITED PARTNERSHIP, a Michigan limited partnership (Champion GP, Inc. is General Partner authorized to execute documents on behalf of limited partnership)

GRAND MANOR, INC., a Michigan corporation

HEARTLAND HOMES, L.P., a Texas limited partnership

HOMEPRIDE FINANCE CORP., a Michigan corporation

HOMES AMERICA FINANCE, INC., a Nevada corporation

HOMES AMERICA OF ARIZONA, INC., an Arizona corporation

HOMES AMERICA OF CALIFORNIA, INC., a California corporation

HOMES AMERICA OF OKLAHOMA, INC., an Oklahoma corporation

HOMES AMERICA OF PHOENIX, LLC, a Michigan limited liability company
(Homes America of Arizona, Inc. is sole member/manager authorized to execute documents on behalf of limited liability company)

HOMES AMERICA OF UTAH, INC., a Utah corporation

HOMES AMERICA OF WYOMING, INC., a Wyoming corporation

HOMES AMERICA, INC., a Michigan corporation

HOMES OF KENTUCKIANA, L.L.C., a Kentucky limited liability company
(Trading Post Mobile Homes, Inc. is sole member authorized to execute documents on behalf of limited liability company)

HOMES OF LEGEND, INC., a Michigan corporation

HOMES OF MERIT, INC., a Florida corporation

I.D.A., INCORPORATED, an Oklahoma corporation

IMPERIAL HOUSING, INC., a Texas corporation

INVESTMENT HOUSING, INC., a Texas corporation

ISEMAN CORP., a South Dakota corporation

JASPER MOBILE HOMES, INC., a Texas corporation

LAKE COUNTRY LIVING, INC., a Texas corporation

LAMPLIGHTER HOMES, INC., a Washington corporation

LAMPLIGHTER HOMES (OREGON), INC., an Oregon corporation

M&J SOUTHWEST DEVELOPMENT CORP., a Texas corporation

MANUFACTURED HOUSING OF LOUISIANA, INC., a Michigan corporation

MOBILE FACTORY OUTLET, INC., a Texas corporation

MODULINE INTERNATIONAL, INC., a Washington corporation

NORTHSTAR CORPORATION, a South Dakota corporation

PHILADELPHIA HOUSING CENTER, INC., a Mississippi corporation

PRAIRIE RIDGE, INC., a Kansas corporation

PREMIER HOUSING, INC., a Texas corporation

REDMAN BUSINESS TRUST, a Delaware business trust

REDMAN HOMES MANAGEMENT COMPANY, INC., a Delaware corporation

REDMAN HOMES, INC., a Delaware corporation

REDMAN INDUSTRIES, INC., a Delaware corporation

REDMAN INVESTMENT, INC., a Delaware corporation

REDMAN MANAGEMENT SERVICES BUSINESS TRUST, a Delaware business trust

REDMAN RETAIL, INC., a Delaware corporation



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

REGENCY SUPPLY COMPANY, INC., a Delaware corporation

SAN JOSE ADVANTAGE HOMES, INC., a California corporation

SERVICE CONTRACT CORPORATION, a Michigan corporation

SOUTHERN SHOWCASE FINANCE, INC., a Michigan corporation

SOUTHERN SHOWCASE HOUSING, INC., a North Carolina corporation

STAR FLEET, INC., an Indiana corporation

THE OKAHUMPKA CORPORATION, a Florida corporation

THOMAS HOMES OF AUSTIN, INC., a Texas corporation

THOMAS HOMES OF BUDA, INC., a Texas corporation

THOMAS HOMES OF TEXAS, INC., a Texas corporation

TOM TERRY ENTERPRISES, INC., a Nevada corporation

TRADING POST MOBILE HOMES, INC., a Kentucky corporation

U.S.A. MOBILE HOMES, INCORPORATED, an Oregon corporation

VICTORY INVESTMENT CO., an Oklahoma corporation

VIDOR MOBILE HOME CENTER, INC., a Texas corporation

WESTERN HOMES CORPORATION, a Delaware corporation

WHITWORTH MANAGEMENT, INC., a Nevada corporation

WRIGHT'S MOBILE HOMES, INC., a Texas corporation











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